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                                                                 Exhibit 10.19.3

                                 AMENDMENT NO. 3
                               TO CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS

      AMENDMENT NO. 3 DATED AS OF AUGUST 20, 1999 ("AMENDMENT NO. 3") TO THE CREDIT AGREEMENT dated as of December 31, 1994 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"), by and among (a) EASTERN ENTERPRISES, a Massachusetts voluntary association, BOSTON GAS COMPANY, a Massachusetts corporation, MIDLAND ENTERPRISES INC., a Delaware corporation (collectively the "Borrowers"), (b) FIFTH THIRD BANK, MELLON BANK, N.A., MORGAN GUARANTY TRUST COMPANY OF NEW YORK, FLEET NATIONAL BANK, THE BANK OF NOVA SCOTIA, AND BANKBOSTON, N.A. (F/K/A THE FIRST NATIONAL BANK OF BOSTON) (collectively, the "Banks"), and (c) BANKBOSTON, N.A. (F/K/A THE FIRST NATIONAL BANK OF BOSTON), as agent (in such capacity, the "Agent") for the Banks, AND OTHER LOAN DOCUMENTS.

      WHEREAS, the Borrowers, the Agent and the Banks have agreed to modify certain terms and conditions of the Credit Agreement and the other Loan Documents, as more fully set forth herein; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent and the Banks hereby agree as follows:

      (Sec.) 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Credit Agreement, as amended hereby.

      (Sec.) 2. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

            (a) The definition of "Designated Documents" set forth in such section is amended and restated in its entirety to read as follows:

      "Designated Documents": Eastern's, Boston Gas' and Midland's 1998 Form 10-K's and Eastern's, Boston Gas' and Midland's quarterly reports on Form 10-Q's for the fiscal quarters of such Borrowers ended March 31, 1999 and June 30, 1999.

            (b) The definition of "FNBB" set forth in such section is amended and restated in its entirety to read as follows:

      "FNBB": BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association.

            (c) The definition of "Special Counsel" set forth in such section is amended and restated in its entirety to read as follows:

      "Special Counsel": Bingham Dana LLP, or such other firm selected by the Agent.

      (Sec.) 3. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Section 4 of the Credit Agreement is hereby amended by inserting a new subsection 4.18 to read as follows:

            4.18 YEAR 2000 PROBLEM. Each of the Borrowers have (i) reviewed the areas within their businesses and operations which could be adversely affected by failure to become "Year 2000 Compliant" (i.e. that computer applications, imbedded microchips and other systems used by any Borrower will be able properly to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
      1999), (ii) developed a detailed plan and timetable to become Year 2000 Compliant in a timely manner, and (iii) committed adequate resources to support the Year 2000 plan of the Borrowers. Based upon such review, each of the Borrowers reasonably believes that the Borrowers will become "Year 2000 Compliant" in a timely manner except to the extent that failure to do so will not have any materially adverse effect on the business or financial condition of any Borrower.

      (Sec.) 4. AMENDMENT TO SECTION 5 OF THE CREDIT AGREEMENT. Section 5.5 of the Credit Agreement is hereby amended by deleting the words "the good standing and legal existence of, and the payment of franchise taxes therein by, such Borrower" and substituting in place thereof the words "the good standing and legal existence of, and the payment of franchise taxes therein by, such Borrower (except that with respect to Eastern, such certificate shall certify as to Eastern's filing of all necessary certificates, its payment of all necessary fees and its ability to exercise in Massachusetts all of the powers recited in its Declaration of Trust and to transact business in Massachusetts)".

      (Sec.) 5. AMENDMENT TO SECTION 6 OF THE CREDIT AGREEMENT. Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            6.1 COMPLIANCE. On each Borrowing Date, and after giving effect to the Loans to be made on such date (a) each of the Borrowers and the Guarantor shall be in compliance with all of the terms, covenants and conditions of this Agreement and the other Loan Documents applicable to it, (b) there shall exist no Event of Default, and (c) the representations and warranties contained in this Agreement or in any other Loan Document, or otherwise in writing made by any Borrower or the Guarantor in connection herewith or therewith shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on such Borrowing Date (except such thereof as specifically refer to an earlier date and except for changes resulting from mergers, consolidations or Sales of assets or stock not prohibited by paragraphs 8.6, 8.6A or 8.6B and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse) and the Agent shall have received a certificate, dated the Borrowing Date, and signed by a duly authorized officer of Eastern, to the same effect as all of the foregoing matters.

      (Sec.) 6. SUBSTITUTION OF NEW EXHIBIT H TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by deleting Exhibit H thereto in its entirety and substituting in place thereof the form of Exhibit H attached hereto.

      (Sec.) 7. REFERENCES TO THE FIRST NATIONAL BANK OF BOSTON OR FNBB. Each reference in the Credit Agreement and the other Loan Documents to The First National Bank of Boston or FNBB shall be deemed to be a reference to BankBoston, N.A.

      (Sec.) 8. CONDITIONS TO EFFECTIVENESS. This Amendment No. 3 shall be effective as of the date hereof upon the satisfaction of each of the following conditions:

      (a) The Amendment. This Amendment No. 3 shall have been duly and properly authorized, executed and delivered to the Agent by the Borrowers, the Agent and the Banks, and shall be in full force and effect.

      (b) Representations and Warranties; Absence of Default. Each of the representations and warranties made by or on behalf of the Borrowers to the Banks or the Agent in the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all material respects when made, shall be repeated on and as of the date hereof, and shall be true and correct in all material respects on and as of such date except, in each case, as affected by the consummation of the transactions contemplated hereby or by the Loan Documents and to the extent that such representation or warranty may relate by its terms solely to a prior date, and no Default or Event of Default shall have occurred and be continuing on the date hereof.

      (Sec.) 9. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Without limiting the generality of the foregoing, each of the Borrowers expressly affirms all of its obligations under each of the Loan Documents to which it is a party, including, without limitation, the Credit Agreement, as amended hereby. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Credit Agreement or of any of the other Loan Documents except as expressly set forth herein.

      (Sec.) 10. COUNTERPARTS. This Amendment No. 3 may be executed in any number of counterparts, which together shall constitute one instrument.

      (Sec.) 11. GOVERNING LAW. THIS AMENDMENT NO. 3 SHALL BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID COMMONWEALTH, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

      (Sec.) 12. IMMUNITY OF INDIVIDUALS. Reference is hereby made to the Declaration of Trust establishing Eastern Enterprises, dated July 18, 1929, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "Eastern Enterprises" refers to the trustees under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer or agent of Eastern shall be held to any personal liability hereunder or in connection with the affairs of Eastern, but only the trust estate under said Declaration of Trust is liable under this Agreement, any Guaranty, the Notes or any other Loan Document.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as an instrument under seal to be effective as of the date first above written.

                               EASTERN ENTERPRISES

                               By:
                               ---------------------------
                               Title:


                               BOSTON GAS COMPANY

                               By:
                               ---------------------------
                               Title:


                               MIDLAND ENTERPRISES INC.

                               By:
                               ---------------------------
                               Title:


                               BANKBOSTON, N.A.
                               (f/k/a The First National Bank of Boston), Individually and as Agent

                               By:
                               ---------------------------
                               Title:


                               THE BANK OF NOVA SCOTIA

                               By:
                               ---------------------------
                               Title:


                               FIFTH THIRD BANK

                               By:
                               ---------------------------
                               Title:
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                                MELLON BANK, N.A.


                               By:
                               ---------------------------
                               Title:


                               MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK

                               By:
                               ---------------------------
                               Title:


                               FLEET NATIONAL BANK

                               By:
                               ---------------------------
                               Title: